Olema SABCS December 2023 Presentation December 6, 2023

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans, the scope, progress, results and costs of developing our product candidate or any other future product candidates, expected manufacturing capabilities, strategy, regulatory matters, including the timing and likelihood of success of obtaining drug approvals, the timelines for potential clinical study results and clinical trials of palazestrant (OP-1250) as a monotherapy and in combination trials, including OPERA-01, the Company’s pivotal Phase 3 monotherapy clinical trial, and OPERA-02, the Company's potential pivotal Phase 3 combination clinical trial, the potential beneficial characteristics, safety, tolerability, efficacy and therapeutic effects of palazestrant as a monotherapy and in combination trials, the potential beneficial characteristics and tolerability of a tablet formulation, the development of palazestrant, the potential of palazestrant to become a best-in-class treatment option for ER+/HER2- metastatic breast cancer, the endocrine therapy of choice, a backbone therapy, and a transformative therapy for women living with breast cancer, the combinability of palazestrant with other drugs, market size and opportunity, our ability to complete certain milestones, and our financial condition, cash position and runway and sufficiency of our financial resources. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “project,” “estimate,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words.  These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing products and technologies, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, the legal and regulatory framework for the industry and future expenditures, and other risks and uncertainties affecting the Company, including those described under the caption "Risk Factors" and elsewhere in the Company‘s Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, and future filings and reports of the Company with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material.  These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration.  No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation incorporates publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how palazestrant performed against any other third-party drug candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data (including any such data placed in comparison with the performance of palazestrant) as a single measure to evaluate our business. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Meeting Participants Sean P. Bohen, M.D., Ph.D. President and Chief Executive Officer Naseem Zojwalla, M.D. Chief Medical Officer Shane Kovacs, MBA Chief Operating Officer Presenting Q&A

Palazestrant (OP-1250) – A Potential Best-in-Class Endocrine Therapy Palazestrant combines well with CDK4/6 inhibitors In combination with CDK4/6 inhibitors, ribociclib and palbociclib, palazestrant showed no significant drug-drug interaction, no dose-limiting toxicities and a tolerability profile consistent with the FDA-approved labels of the CDK4/6 inhibitor and an endocrine therapy  Palazestrant did not affect the exposure of either ribociclib or palbociclib in patients, and neither CDK4/6 inhibitor had a meaningful effect on the exposure of palazestrant *Based on publicly available third-party data, which Olema has not independently verified.  Promising evidence of anti-tumor activity and delay in disease progression Efficacy data continue to mature Ongoing combination studies support further clinical development of palazestrant in combination with CDK4/6 inhibitors for first-line treatment Competitive landscape has experienced setbacks when combining with CDK4/6 inhibitors Drug-drug interaction and/or enhanced toxicity resulting in dose modifications* Potential to initiate 1st-line pivotal trial in combination with CDK4/6 inhibitor by YE2024

Phase 1b/2 Combination Clinical Studies

Phase 2 Combination Studies Ongoing with CDK4/6 Inhibitors

Palazestrant + Palbociclib Phase 2 Ongoing

Palazestrant 120 mg + Palbociclib 125 mg

N=60 patients

Objectives: Safety, tolerability and antitumor activity of palazestrant at RP2D in combination with palbociclib

Palazestrant + Ribociclib Phase 2 Ongoing

Palazestrant 120 mg + Ribociclib 600 mg

N=60 patients

Objectives: Safety, tolerability and antitumor activity of palazestrant at RP2D in combination with ribociclib

Key* Inclusion Criteria:

- ER+/HER2- advanced breast cancer
- Evaluable disease (measurable and non-measurable)
- ≤ 1 (palbociclib) or ≤ 2 (ribociclib) prior hormonal regimen for locally advanced or metastatic disease
- One prior line of chemotherapy for advanced or MBC was allowed
- Can be CDK4/6i naïve or pre-treated

Phase 1b Dose Escalation Combination Studies Successfully Completed with Each of Palbociclib and Ribociclib

* Full eligibility criteria for NCT05266105 and NCT05508906 on clinicaltrials.gov (https://clinicaltrials.gov/study/NCT05266105, https://clinicaltrials.gov/study/NCT05508906)

Abbreviations: **CBR,** clinical benefit rate; **CR,** complete response; **ER+**, estrogen receptor positive; **HER2-**, human epidermal growth factor receptor 2 negative; **MBC**, metastatic breast cancer; **PR,** partial response; **SD,** stable disease; **RP2D,** recommended phase 2 dose

Olema ONCOLOGY 6

Palazestrant Phase 1b/2 in Combination with Palbociclib

Of 46 patients, 72% had prior CDK4/6i treatment, 43% with baseline ESR1 mutations

Patient Characteristics	Total (N=46)
Median age (years)	64
Range	30–77
ECOG performance status, n (%)	
0	31 (67%)
1	15 (33%)
Measurable disease at baseline, n (%)	36 (78%)
Visceral disease, n (%)	20 (44%)
Prior lines of therapy in advanced setting, n (%)	
0	4 (9%)
1	34 (74%)
2	8 (17%)[a]
Prior lines of endocrine therapy in advanced setting, n (%)	
0	6 (13%)
1	40 (87%)
Types of prior therapy in advanced setting, n (%)	
CDK4/6 inhibitor	33 (72%)[b]
Aromatase inhibitor (AI)	35 (76%)
Fulvestrant	5 (11%)
Chemotherapy	10 (22%)
ESR1 mutations at baseline (ctDNA), n/N (%)	16/37 evaluated (43%)

- 91% of patients were 2/3L+ at study entry; 44% visceral disease; 22% non-measurable disease
- 72% received prior CDK4/6i; 76% received prior AI; 22% received prior chemotherapy
- 43% had activating mutations in ESR1

[a]One patient received chemotherapy, endocrine therapy, and olaparib.
[b]Prior CDK4/6 inhibitors include palbociclib (n=22), ribociclib (n=10), both palbociclib and ribociclib (n=1).
Abbreviations: **AI,** aromatase inhibitor; **CDK4/6i**, cyclin-dependent kinase 4/6 inhibitor; **ctDNA,** circulating tumor DNA; **ECOG**, Eastern Cooperative Oncology Group.
Data Cutoff Date: September 15, 2023

Olema ONCOLOGY 7

Palazestrant Phase 1b/2 in Combination with Palbociclib

Well tolerated with no DLTs; No dose-related increase in TEAEs

Most Common Treatment-Emergent Adverse Events

TEAEs in ≥20% of Patients	Olema Study 002 Palbociclib + Palazestrant[(a)]			PALOMA-3 Comparison Palbociclib + Fulvestrant[(b,c)]		
	All Doses (n=46)			(n=345)		
	All grades	Grade 3	Grade 4	All grades	Grade 3	Grade 4
Neutropenia[d]	40 (87%)	28 (61%)	5 (11%)	96%[e]	56%[e]	11%[e]
Nausea	26 (57%)	0	0	34%	0%	0%
Vomiting	17 (37%)	0	0	19%	1%	0%
Anemia	12 (26%)	1 (2%)	0	30%	4%	0%
Diarrhea	11 (24%)	0	0	24%	0%	0%
Constipation	10 (22%)	1 (2%)	0	NA	NA	NA
Fatigue	10 (22%)	1 (2%)	0	41%	2%	0%
Thrombocytopenia	10 (22%)	0	0	23%	2%	1%

- No dose-limiting toxicities (DLTs) were observed during dose escalation
- No dose-related increases in the incidence or severity of TEAEs was observed
- Overall safety and tolerability profile consistent with palbociclib + aromatase inhibitors prescribing information

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.**

Data Cutoff Date: September 15, 2023. Data shown are n or n (%). Abbreviations: **DLTs,** dose-limiting toxicities; **TEAE,** treatment-emergent adverse event.

[a]Includes 3 patients at each of 30 mg, 60 mg, and 90 mg palazestrant and 37 patients at 120 mg palazestrant in combination with 125 mg palbociclib.

[b]Source: Palbociclib package insert referencing Paloma-3 trial results. [c]Adverse reactions reported in ≥10% of patients who received palbociclib plus fulvestrant in the PALOMA-3 study.

[d]Combined term includes neutropenia and decreased neutrophil count. [e]Reported as neutrophil count decreased in the laboratory abnormalities in the PALOMA-3 study.

Olema ONCOLOGY

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Palazestrant Phase 1b/2 in Combination with Palbociclib Reduced AEs related to palazestrant or palbociclib TRAEs in ≥20% of Patients Olema Study 002 Palbociclib + Palazestrant(a) All Doses (n=46)  All grades Grade 3 Grade 4 Neutropeniab 40 (87%) 28 (61%) 5 (11%) Nausea 23 (50%) 0 0 Vomiting 12 (26%) 0 0 Anemia 11 (24%) 1 (2%) 0 Thrombocytopenia 10 (22%) 0 0 Most Common Treatment-Related Adverse Events Data Cutoff Date: September 15, 2023. Data shown are n or n (%). Abbreviations: DLTs, dose-limiting toxicities; TRAE, treatment-related adverse event. aIncludes 3 patients at each of 30 mg, 60 mg, and 90 mg palazestrant and 37 patients at 120 mg palazestrant in combination with 125 mg palbociclib. bCombined term includes neutropenia and decreased neutrophil count Most common TRAE is neutropenia with majority occurring in cycle 1 Patients had utilized capsule formulation; tablet formulation to be utilized going forward

Elacestrant Experience with Switching from Capsule to Tablet

Potential to improve palazestrant upper GI tolerability with tablet formulation

Elacestrant Upper GI TEAEs in All Patients[2] (All Grades)


Elacestrant 400 mg Capsule
Elacestrant 400 mg Tablet
70%
60%
50%
40%
30%
20%
10%
0%
65%
33%
42%
21%
42%
17%
Nausea
Capsule Tablet
(n=17/26) (n=8/24)
Dyspepsia
Capsule Tablet
(n=11/26) (n=5/24)
Vomiting
Capsule Tablet
(n=11/26) (n=4/24)

- Elacestrant demonstrated less GI tolerability AEs with its tablet formulation vs. capsules[1,2]
  - All GI events were approximately halved in frequency with the tablet compared with capsules
  - Authors suggested the improvement in GI effects with tablets may be due to reduced number of pills required and/or dissolution of the tablet lower in the GI tract

Abbreviations: **GI,** gastrointestional; **TEAE,** treatment-emergent adverse event

Source: (1) Kaklamani, V, et al. "Abstract PD7-07: final analysis of phase 1 study of elacestrant (RAD1901), a novel selective estrogen receptor degrader (SERD), in estrogen receptor positive (ER+), human epidermal growth factor receptor 2 negative (HER2-) advanced breast cancer." Cancer Research 80.4_Supplement (2020): PD7-07; (2) Bardia A, et al. Phase I Study of Elacestrant (RAD1901), a Novel Selective Estrogen Receptor Degrader, in ER-Positive, HER2-Negative Advanced Breast Cancer. CO. 2021;39(12):1360-1370

Olema ONCOLOGY
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Palazestrant Phase 1b/2 in Combination with Palbociclib No effect of palazestrant on palbociclib exposure levels across dose levels Pharmacokinetics Palbociclib (125mg) Steady State Exposure (AUC(0-24) and Cmax) (Alone and in Combination with Palazestrant (OP-1250)) No drug-drug interaction (DDI) between palbociclib and palazestrant in the dose range of 30 to 120 mg  Palazestrant did not affect palbociclib 125 mg exposure when compared with published concentrations for single-agent palbociclib Exposure of palbociclib was within 90% of reported mean values for palbociclib Data Cutoff Date: September 15, 2023. Note: Data are geometric mean ± geometric standard deviation. Abbreviations: AUC0-24, area under the curve from 0 to 24 h; Cmax, maximum concentration; Combo, combination. 1000 2000 3000 4000 N=12 N=3 N=3 N=3 N=34 AUC0-24 (ng*h/mL) 0 100 150 200 N=12 N=3 N=3 N=3 N=36 Cmax (ng/mL) Single agent Combo 30 mg Combo 60 mg Combo 90 mg Combo 120 mg Treatment Palbociclib exposure

Palazestrant Phase 1b/2 in Combination with Palbociclib

No effect of palbociclib on palazestrant exposure levels compared to monotherapy

Palazestrant (OP-1250) Steady State Exposure (AUC_{0-24} and C_{max}) (Alone and in Combination with Palbociclib (125 mg))



Single agent
Combination with palbociclib
Palazestrant exposure
20,000
15,000
10,000
5000
0
N=5 N=2
N=26 N=3
N=6 N=3
N=70 N=28
AUC0-24 (ng*h/mL)
1,250
1,000
750
500
250
0
N=5 N=2
N=27 N=3
N=6 N=3
N=77 N=28
Cmax (ng/mL)
30 mg
60 mg
90 mg
120 mg
Palazestrant dose

Pharmacokinetics

- No DDI between palbociclib and palazestrant in the dose range of 30 to 120 mg
- Palbociclib did not affect palazestrant exposure at any dose level
- Palazestrant was readily bioavailable and demonstrated dose-proportional exposures (across dose range of 30 and 120 mg) and a long half-life
- Steady-state plasma levels show minimal peak-to-trough variability, enabling consistent inhibition of the estrogen receptor for the full dosing interval

Data Cutoff Date: September 15, 2023.
Note: Data are geometric mean ± geometric standard deviation.
Abbreviations: **AUC_{0-24}**, area under the curve from 0 to 24 h; **C_{max}**, maximum concentration; **Combo**, combination.

12

Palazestrant Phase 1b/2 in Combination with Palbociclib Preliminary efficacy signals shown in both wild-type and ESR1 mutant patients  Data Cutoff Date: September 15, 2023. aEach lane represents one patient. bTwo patients discontinued treatment due to patient decision; three discontinued due to physician decision. Abbreviations: AI, aromatase inhibitor; CDK4/6i, cyclin-dependent kinase 4/6 inhibitor; ESR1, estrogen receptor 1 gene ^ Clinical benefit rate is the proportion of patients who remained on treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. Duration of Treatment as of September 15, 2023a (n=46) Palazestrant exposure (weeks) Patients (by palazestrant dose) Treatment duration Partial response Mutation detected Treatment duration Ongoing Partial response Progressive disease ESR1 mutant ESR1 wild-type 30 mg 60 mg 90 mg 120 mg 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 ESR1 mutation Prior AI Prior CDK4/6i Prior fulvestrant Prior chemotherapy Measurable disease b b b b b Activity shown in both wild-type and ESR1MUT patients Interim partial responses were observed in seven patients of 32 (two confirmed; five unconfirmed) Interim clinical benefit rate^ was: 46% across all patients (12/26 CBR-eligible patients) 60% for ESR1MUT patients (6/10 CBR-eligible patients) 71% for CDK4/6i-naïve patients (5/7 CBR-eligible patients) Efficacy data are maturing; 22 patients (48%) remain on treatment and enrollment ongoing Longest duration of treatment is 76 weeks and is ongoing; 5 patients remained on therapy >52 weeks

Palazestrant Phase 1b/2 in Combination with Palbociclib Anti-tumor activity shown in both wild-type and ESR1 mutant patients Best percent change from baseline in target lesions and best overall response as of September 15, 2023a Data Cutoff Date: September 15, 2023 aEach lane represents one patient. Abbreviations: AI, aromatase inhibitor; CDK4/6i, cyclin-dependent kinase 4/6 inhibitor; ESR1, estrogen receptor 1 gen; PD, progressive disease; PR, partial response (confirmed); SD, stable disease; uPR, partial response (unconfirmed). 30 mg Treatment group (palazestrant dose): 60 mg 90 mg 120 mg Treatment ongoing Patients of efficacy population ESR1 mutation Prior AI Prior CDK4/6i Prior chemotherapy Prior fulvestrant PD PD PD PD SD PD SD SD SD SD SD SD SD SD PD SD SD SD SD SD SD SD SD SD SD SD (uPR) SD (uPR) SD (uPR) SD (uPR) PR PR SD (uPR) 53% of patients had a reduction in target lesion 40 20 0 -20 -40 -60 Best change from baseline ESR1 mutant ESR1 wild-type 53% of patients had any reduction in target lesion size

Preliminary Combination Clinical Benefit Rate in 2/3L+ Patients

PACE study indicated palbociclib rechallenge ineffective relative to fulvestrant control

Benchmark Clinical Benefit Rate: Fulvestrant vs. Palbociclib + Fulvestrant



80%
70%
60%
50%
40%
30%
20%
10%
0%
14%
29%
32%
EMERALD(1): Fulvestrant (n=238)
PACE(2): Fulvestrant (n=55)
PACE(2): Palbo + Fulvestrant (n=111)

Olema Study 002 Interim Clinical Benefit Rate: Palazestrant + Palbociclib



80%
70%
60%
50%
40%
30%
20%
10%
0%
46%
60%
71%
All Patients (n=12/26)
ESR1mut (n=6/10)
CDK4/6i Naïve (n=5/7)

Promising signals of early efficacy for palazestrant in combination with palbociclib

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.**

Data Cutoff Date: September 15, 2023.

1. Source: SABCS 2021 EMERALD data. Median PFS, CBR, and ORR in control arm.
2. Source: SABCS 2022 PACE data. Median PFS, CBR, and ORR in control arm and in fulvestrant with palbociclib.

Olema ONCOLOGY 15

Palazestrant Palbociclib Combination – Competitive Landscape

Other SERDs in development have encountered challenges combining with CDK4/6 inhibitors

Treatment	Palazestrant	Camizestrant	Giredestrant	Vepdegestrant
Study	Phase 1b/2	Phase 1 (parts C/D) (SERENA-1)	Phase 1b	Phase 1b (part C)
Dose	120 mg / 125 mg (palbo)	75 mg / “palbo label”	100 mg# / 125 mg (palbo)	200 or 500 mg / 125^ mg (palbo)
Trial Size	46 (37 w/ 120 mg palazestrant)	25	48	46 (21 w/ 200 mg vepdegestrant)
Prior Tx	0 – 2 Lines 72% prior CDK4/6i	68% prior fulvestrant 80% prior CDK4/6i	7% prior fulvestrant **0% prior CDK4/6i**	80% prior fulvestrant 87% prior CDK4/6i
Non-Measurable	22%	32%	NA	33%
$ESR1_{MUT}$	43%	44%	29%	**63%**
Notable TEAEs	• G4 neutropenia (11%) • Nausea (57%) • Vomiting (37%)	• Visual effects (44%) • Bradycardia (16%) • G4 neutropenia (12%)	• Diarrhea (33%) • Bradycardia (31%)	• G4 neutropenia (**38%** @200 mg /**45%** @500 mg) • QT prolongation (19% @200 mg / 30% @500 mg) • 24% palbo discontinuation rate @ 200 mg; 15% @ 500 mg
DDI	No	No	None clinically relevant	46 - 58% increase in palbo exposure
CBR	46% All / 60% for $ESR1_{MUT}$	28%	81%(1)	63%(2)
Source	SABCS 2023	ASCO 2022	ASCO 2020	SABCS 2023

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.**

[1]Less relevant given all patients were CDK4/6i naïve, with lower dose of giredestrant 30mg being explored in future trials.

[2]Less relevant given substantial increase in palbociclib drug exposure, with lower dose palbociclib and vepdegestrant 200 mg being explored in Phase 3 trial.

Exploring 30mg dose in future trials given bradycardia and diarrhea. ^ Dose finding palbociclib in future trials given neutropenia.

Note: PALOMA-3 palbociclib + fulvestrant G4 neutropenia (11%), palbociclib + fulvestrant discontinuation rate (6%)

Source: Mittal, A., Filling the Gap after CDK4/6 Inhibitors: Novel Endocrine and Biologic Treatment Options for Metastatic Hormone Receptor Positive Breast Cancer. *Cancers*, 2023; *15*(7), 2015

Olema ONCOLOGY 16

Ribociclib Only CDK4/6i with Confirmed OS Benefit in Combo with AI

CDK4/6is were approved with PFS but ribociclib has strongest evidence of OS benefit



Overall Survival (months)
Ribociclib
Abemaciclib
Palbociclib
SOC Control Arm
Treatment Arm
Overall Survival (months)
0
10
20
30
40
50
60
70
80
12.5M* (p=0.004)
51.4
63.9
12.2M* (p=0.0046)
41.5
53.7
10.7M* (p=0.0097)
48.0
58.7
9.4M* (p=0.01)
37.3
46.7
12.6M (p=0.0301)
54.5
67.1
2.7M (p=0.3378)
51.2
53.9
6.9M (p=0.09)
28.0
34.9
MONALEESA-2(1): Ribociclib + Letrozole (n=668)
MONALEESA-3(2): Ribociclib + Fulvestrant (n=726)
MONALEESA-7(3): Ribociclib + Tamoxifen / AI (n=672)
MONARCH 2(4): Abemaciclib + Fulvestrant (n=672)
MONARCH 3(5): Abemaciclib + AI (n=493)
PALOMA 2(6): Palbociclib + Letrozole (n=666)
PALOMA 3(7): Palbociclib + Fulvestrant (n=521)

- No statistically significant OS benefit for palbociclib 1L combinations or for abemaciclib + AI
- NCCN guidelines recommend three regimens that have shown OS benefit in Phase 3 randomized controlled studies as **Category 1 preferred** for 1L treatment of patients with HR+/HER2- mBC :
  - ribociclib + endocrine therapy
  - ribociclib + fulvestrant
  - abemaciclib + fulvestrant
- The CDK 4/6 inhibitors have varying potency, selectivity, and PK which also impacts tolerability profiles

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.**

Source: (1) Hortobagyi G.N., et al. Overall Survival with Ribociclib plus Letrozole in Advanced Breast Cancer. NEJM. 2022;386:942-950; (2) Salmon D.J., et al. Overall Survival with Ribociclib plus Fulvestrant in Advanced Breast Cancer. NEJM. 2020;382:514–524; (3) Im S.-A., et al. Overall Survival with Ribociclib plus Endocrine Therapy in Breast Cancer. NEJM. 2019;381:307–316; (4) Sledge G.W., Jr., et al. MONARCH 2: Abemaciclib in Combination with Fulvestrant in Women with HR+/HER2− Advanced Breast Cancer Who Had Progressed While Receiving Endocrine Therapy. J. Clin. Oncol. 2017;35:2875–2884; (5) Johnston S., et al. MONARCH 3 Final PFS: A Randomized Study of Abemaciclib as Initial Therapy for Advanced Breast Cancer. NPJ Breast Cancer. 2019;5:5; (6) Finn R.S., et al. Palbociclib and Letrozole in Advanced Breast Cancer. NEJM. 2016;375:1925–1936; (7) Cristofanilli M., et al. Fulvestrant plus palbociclib versus fulvestrant plus placebo for treatment of hormone-receptor-positive, HER2-negative metastatic breast cancer that progressed on previous endocrine therapy (PALOMA-3): Final analysis of the multicentre, double-blind, phase 3 randomised controlled trial. Lancet Oncol. 2016;17:425–439

Olema ONCOLOGY
17

Phase 1b/2 Combination Study with Ribociclib

1L+ ER+ MBC (CDK4/6 naïve or previously treated)

Dose Escalation

Palazestrant
- 120 mg
- 60 mg
- 30 mg

\+

Ribociclib 600 mg

- 3+3 design

Dose Expansion

120mg palazestrant (RP2D) + Ribociclib 600 mg

- N=60 patients

Primary objectives: Pharmacokinetics, safety and tolerability, identify RP2D of palazestrant for combination with either ribociclib or alpesilib
Secondary objectives: ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks)

Objectives: Safety, tolerability and antitumor activity of palazestrant at RP2D in combination with either ribociclib or alpesilib

Key* Inclusion Criteria:

- ER+/HER2- advanced breast cancer
- Evaluable disease (measurable and non-measurable)
- ≤ 2 prior hormonal regimen for locally advanced or metastatic disease
- One prior line of chemotherapy for advanced or MBC was allowed
- Can be CDK4/6i naïve <u>or pre-treated</u>

* Full eligibility criteria for NCT05508906 on clinicaltrials.gov (https://clinicaltrials.gov/study/NCT05508906)
Abbreviations: **CBR,** clinical benefit rate; **CR,** complete response; **ER+,** estrogen receptor positive; **HER2-,** human epidermal growth factor receptor 2 negative; **MBC,** metastatic breast cancer; **PR,** partial response; **SD,** stable disease; **RP2D,** recommended phase 2 dose

Olema ONCOLOGY 18

Palazestrant Phase 1b/2 in Combination with Ribociclib Of 19 patients, 89% had prior CDK4/6i treatment, 29% with baseline ESR1 mutations Patient Characteristics Total (N=19) Median age (years) 59 Range 37–85 ECOG performance status, n (%) 0 7 (37%) 1 12 (63%) Measurable disease at baseline, n (%) 12 (63%) Visceral disease, n (%) 7 (37%) Prior lines of therapy in advanced setting, n (%) 1 8 (42%) 2 8 (42%) 3 3 (16%) Prior lines of endocrine therapy in advanced setting, n (%) 0 0 1 10 (53%) 2 9 (47%) Types of prior therapy in advanced setting, n (%) CDK4/6 inhibitor 17 (89%)a Aromatase inhibitor (AI) 16 (84%) Fulvestrant 10 (53%) Chemotherapy 5 (26%) ESR1 mutations at baseline (ctDNA), n/N (%) 5/17 evaluated (29%) aTwelve patients received one prior line of CDK 4/6 inhibitors: palbociclib (n=11), or ribociclib (n=1), five patients received prior lines of therapy that included two CDK4/6 inhibitors: palbociclib and abemaciclib (n=2), palbociclib and ribociclib (n=2), palbociclib and an experimental CDK4/6 inhibitor (n=1). Abbreviations: AI, aromatase inhibitor; CDK4/6i, cyclin-dependent kinase 4/6 inhibitor; ctDNA, circulating tumor DNA; ECOG, Eastern Cooperative Oncology Group. Data Cutoff Date: November 1, 2023 100% of patients were 2/3L+ at study entry; 37% visceral disease 89% received prior CDK4/6i; 84% received prior AI; 26% received prior chemotherapy 29% had activating mutations in ESR1

Palazestrant Phase 1b/2 in Combination with Ribociclib

Well tolerated with no DLTs; No grade 4 TEAEs reported

Most Common Treatment-Emergent Adverse Events

TEAEs in ≥20% of Patients	Olema Study 003 Ribociclib + Palazestrant(a) (n=19)			MONALEESA-2 Ribociclib + Letrozole(b,c) (n=334)		
	All grades	Grade 3	Grade 4	All grades	Grade 3	Grade 4
Nausea	12 (63%)	1 (5%)	0	52%	2%	0%
Neutropenia[d]	11 (58%)	7 (37%)	0	93%[e]	49%[e]	11%[e]
WBC decr.	8 (42%)	2 (11%)	0	93%[e]	31%[e]	3%[e]
Anemia	7 (37%)	1 (5%)	0	57%[e]	2%[e]	0%[e]
Fatigue	7 (37%)	1 (5%)	0	37%	2%	<1%
Constipation	5 (26%)	0	0	25%	1%	0%
Diarrhea	5 (26%)	0	0	35%	1%	0%
Hyperglycemia	4 (21%)[#]	0	0	NA	NA	NA
Hypotension	4 (21%)	0	0	NA	NA	NA

- No DLTs were observed during dose escalation and MTD was not reached
- No dose-related increases in the incidence or severity of TEAEs was observed
- **No grade 4 TEAEs reported**
- No QTcF values of >500 msec were observed at any time point
- Overall safety and tolerability profile consistent with ribociclib + endocrine therapy prescribing information

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.**
Data Cutoff Date: November 1, 2023. Data shown are n or n (%).
Abbreviations: **DLTs,** dose-limiting toxicities; **TEAE,** treatment-emergent adverse event.
[#]All events Grade 1; 3 events unrelated to palazestrant or ribociclib; 1 event related to both drugs
[a]Includes 3 patients at each of 30 mg and 60 mg palazestrant and 13 patients at 120 mg palazestrant in combination with 600 mg ribociclib. [b]Source: NVS Kisqali (ribociclib) Prescribing Information, 2017
[c]Adverse reactions reported in ≥10% of patients who received ribociclib plus letrozole in the MONALEESA-2 study. [d]Combined term includes neutropenia and decreased neutrophil count.
[e]Reported as neutrophil count, hemoglobin, and leukocyte decreased in the laboratory abnormalities in the MONALEESA-2 study.

Olema ONCOLOGY

20

Palazestrant Phase 1b/2 in Combination with Ribociclib Reduced AEs related to palazestrant or ribociclib TRAEs in ≥20% of Patients Olema Study 003 Ribociclib + Palazestrant(a) (n=19)  All grades Grade 3 Grade 4 Neutropeniab 11 (58%) 7 (37%) 0 Nausea 11 (58%) 1 (5%) 0 WBC decr. 8 (42%) 2 (11%) 0 Anemia 6 (32%) 1 (5%) 0 Fatigue 5 (26%) 0 0 Diarrhea 4 (21%) 0 0 Most Common Treatment-Related Adverse Events Data Cutoff Date: November 1, 2023. Data shown are n or n (%). Abbreviations: DLTs, dose-limiting toxicities; TRAE, treatment-related adverse event. aIncludes 3 patients at each of 30 mg and 60 mg palazestrant and 13 patients at 120 mg palazestrant in combination with 600 mg ribociclib. bCombined term includes neutropenia and decreased neutrophil count.

Palazestrant Phase 1b/2 in Combination with Ribociclib

No effect of palazestrant on ribociclib exposure levels across dose levels

Ribociclib (600mg) Steady State Exposure ($AUC_{(0-24)}$ and C_{max}) (Alone and in Combination with Palazestrant (OP-1250))



N=54
N=9
50,000
40,000
30,000
20,000
AUC0-24 (ng*h/mL)/mg
N=57
N=9
3,000
2,000
1,000
Cmax (ng/mL)/mg
Ribociclib exposure
Single agent
Combination with palazestrant
Treatment

Pharmacokinetics

- No drug-drug interaction (DDI) between ribociclib and palazestrant in the dose range of 30 to 120 mg
- Palazestrant did not affect ribociclib 600 mg exposure when compared with published concentrations for single-agent ribociclib
- Exposure of ribociclib was within of reported range of the 600 mg dose single agent exposures at steady state

Data Cutoff Date: November 1, 2023.
Note: Data are geometric mean ± geometric standard deviation.
Abbreviations: **AUC_{0-24}**, area under the curve from 0 to 24 h; **C_{max}**, maximum concentration.

Olema ONCOLOGY 22

Palazestrant Phase 1b/2 in Combination with Ribociclib Effect of ribociclib on palazestrant exposure levels not clinically meaningful Palazestrant (OP-1250) Steady State Trough Concentration (Alone and in Combination with Ribociclib (600 mg)) (n=9) Pharmacokinetics Steady-state trough values overlapped between the combination and single agent palazestrant, with a small increase in mean exposure Ribociclib has no meaningful effect on palazestrant exposure Data Cutoff Date: November 1, 2023. Note: Data are geometric mean ± geometric standard deviation. Abbreviations: AUC0-24, area under the curve from 0 to 24 h; Cmax, maximum concentration. Palazestrant dose normalized (DN) concentration ([ng/mL]/mg) Single agent Combination with ribociclib Treatment 15 10 5 0 DN GeoMean ± SD combination Single agent DN individual combination Single agent

Palazestrant Phase 1b/2 in Combination with Ribociclib Preliminary efficacy data, Data are maturing Confirmed partial response has been observed in one patient to date (30mg palazestrant) Longest duration of treatment is 34 weeks Efficacy data are maturing; 14/19 patients (74%) remain on treatment; enrollment ongoing Duration of Treatment as of November 1, 2023a (n=19) Data Cutoff Date: November 1, 2023. aEach lane represents one patient. Abbreviations: AI, aromatase inhibitor; CDK4/6i, cyclin-dependent kinase 4/6 inhibitor; ESR1, estrogen receptor 1 gene Palazestrant exposure (weeks) Patients (by palazestrant dose) 30 mg 60 mg 120 mg 0 4 8 12 16 20 24 36 40 44 ESR1 mutation Prior AI Prior CDK4/6i Prior fulvestrant Prior chemotherapy Measurable disease Treatment duration Partial response Mutation detected Treatment duration Ongoing Partial response Progressive disease ESR1 mutant ESR1 wild-type 28 32 x2 x2 x2 x2 x2

Advancing in Pivotal Phase 3 Trials

Significantly Fewer Competing Programs for 2/3L and 1L MBC Treatment 10 Active Programs YE 2021 4 Active Programs YE 2023 2L/3L ER+/HER2- MBC 1L ER+/HER2- MBC 6 Active Programs YE 2021 4 Active Programs YE 2023   * *Menarini’s drug ORSERDU (elacestrant) was approved by the U.S. FDA on January 27, 2023. /

OPERA-01 Phase 3 Trial Overview

510-patient 2/3L monotherapy trial vs. standard of care

OPERA-01 Breast Cancer Study

KEY INCLUSION CRITERIA:

- ER+/HER2- mBC
- Evaluable disease (measurable or bone only)
- 1-2 prior lines of endocrine therapy
- Prior treatment with a CDK4/6 inhibitor
- Minimum 6 months on last ET



Dose selection
N = 510
1:1:1
n = 40
Palazestrant 120 mg
n = 40
Palazestrant 90 mg
n = 40
SOC ET*
n = 195 (total 235)
Palazestrant selected dose
1:1
n = 195 (total 235)
SOC ET*
Treatment until disease progression, intolerable toxicity

STRATIFICATION:

1. Visceral metastasis: Yes vs No
2. Prior ET lines: 1 vs 2
3. ESR1 mut vs ESR1 mut-nd

* Fulvestrant (recommended for patients who had not previously received fulvestrant), letrozole, anastrozole or exemestane (with GnRH agonist for premenopausal women or men)

STUDY END POINTS

(Part 1 combined with Part 2)

PRIMARY ENDPOINTS:

PFS (BIRC) ESR1 mut

PFS (BIRC) ESR1 mut-nd

KEY SECONDARY ENDPOINTS:

OS ESR1 mut

OS ESR1 mut-nd

SECONDARY:

PFS (local) ESR1 mut / ESR1 mut-nd / all

ORR/CBR/DOR (BIRC and local) in ESR1 mut / ESR1 mut-nd / all

Safety

PK

PRO (QLQ-C30, EQ-5D)

Abbreviations: **BIRC,** Blinded Independent Central Review; **CBR,** clinical benefit rate; **CDK,** cyclin-dependent kinase; **DOR,** duration of response; **ER+,** estrogen receptor-positive; **ESR1,** estrogen receptor 1; **ESR1 mut,** ESR1 mutated; **ET,** endocrine therapy; **GnRH,** gonadotropin-releasing hormone; **HER2–,** human epidermal growth factor receptor 2-negative; **mBC,** metastatic breast cancer; **mut-nd,** without detectable ESR1 mutation; **ORR,** overall response rate; **OS;** overall survival; **PFS,** progression free survival; **PK,** pharmacokinetics; **PRO,** patient reported outcomes; **SOC,** standard of care

Olema Oncology 27

Palazestrant 90 mg and 120 mg Steady State Exposures are Above Target

Steady-state Palazestrant Single Agent and Combination Data[a]



900
300
100
Palazestrant Concentration (ng/mL)
0
4
8
12
16
20
24
Time (hrs)
Dose
60
90
120

Dashed grey line =Target efficacious exposure based on estradiol supplemented preclinical models Cmin =226 ng/mL
Dashed red line=Cmax for fulvestrant at steady state[b]

a. Data from studies OP-1250-001 and OP-1250-002 combined
b. Fulvestrant product insert Faslodex (fulvestrant) injection label (fda.gov)

- High oral bioavailability and steady-state plasma levels with minimal peak-to-trough variability allowing complete inhibition of the ER for the full dosing interval
- Dosing at the RP2D of 120 mg and at 90 mg yields drug exposures that exceed the predicted efficacious threshold based on pre-clinical models
- Mean terminal half-life ($T_{1/2}$)= 8 days, supporting once-daily dosing

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28

Advancing Palazestrant in Pivotal Phase 3 Studies RP2D Selection Monotherapy Phase 1a Dose Escalation Phase 1b Dose Expansion Dose Expansion at 60 mg and 120 mg Completed Enrollment n=56 Phase 2 2L/3L Pivotal Phase 3 (OPERA-01) Expansion at RP2D of 120 mg Completed Enrollment; n=86 patients OPERA-01 Pivotal Phase 3 trial initiated Q4 2023 Combination Therapy Palazestrant w/ Palbociclib Palazestrant w/ Ribociclib or Alpelisib (PI3Kai) P2 Dose Expansion at 120 mg ongoing with 125 mg Palbociclib P2 Dose Expansion at 120 mg ongoing with 600 mg Ribociclib 1L Pivotal Phase 3 w/ Ribociclib or Palbociclib Pivotal Phase 3 potential for late 2024 Dose Range of 30 mg to 300 mg Completed n=42

Palazestrant (OP-1250): Best-in-Class Potential for ER+/HER2- Breast Cancer

Clinical dataset with over 225 patients treated with palazestrant supports opportunity in both monotherapy and combination settings for patients with ER+/HER2- advanced metastatic breast cancer

Complete ER Antagonism

Dual activity as a next-generation CERAN/SERD to drive deeper, more durable responses in both wild-type and mutant ER

Attractive PK Profile

Highly favorable pharmacokinetics, oral bioavailability and 8-day half-life leading to steady-state plasma levels with minimal peak-to-trough variability

Favorable Tolerability

Favorable tolerability profile in heavily pretreated patients

Robust Tumor Shrinkage

Meaningful anti-tumor activity in both wild-type and mutant ER in preclinical models and durable benefit in clinical settings

Combinability w/ CDK4/6i

Combinable with ribociclib or palbociclib – no clinically meaningful DDI* and overall tolerability profile consistent with expected profile of CDK4/6i plus endocrine therapy

CNS Penetration

Demonstrated activity in nonclinical brain metastases studies

*As of September 15, 2023 (palbociclib combination) and as of November 1, 2023 (ribociclib combination), interim update of combination study with Palbociclib or Ribociclib at SABCS 2023. DDI = Drug-Drug Interaction.

Olema ONCOLOGY 30

Olema: A Compelling Late-Stage Opportunity in Women’s Oncology Well-capitalized with ~$276.9M of cash and cash equivalents as of September 30, 20231 Olema’s management team and board have deep experience and history of value creation Palazestrant combinability with CDK4/6 inhibitors positions it for a potential first-line indication Compelling Phase 2 monotherapy data positions OPERA-01 phase 3 trial for success Palazestrant is highly differentiated amongst a new class of endocrine therapies 1 Cash position as of September 30, 2023. Management believes that the Company’s cash, cash equivalents, marketable securities, and the amounts available under the Loan and Security Agreement with Silicon Valley Bank will be sufficient to fund the Company’s current operating plan into 2027.